Exhibit 99.1

A Specialty Pharmaceutical Company NASDAQ: ANIP GENERIC AND BRANDED PRESCRIPTION DRUG PRODUCTS Corporate Presentation August 2017

Forward - Looking Statements To the extent any statements made in this presentation deal with information that is not historical, these are forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about price increases, the Company’s future operations, products financial position, operating results and prospects , the Company’s pipeline or potential markets therefore, and other statements that are not historical in nature, particularly those that utilize terminology such as “anticipates,” “will,” “expects,” “plans,” “potential,” “future,” “believes,” “intends,” “continue,” other words of similar meaning, derivations of such words and the use of future dates. Uncertainties and risks may cause the Company’s actual results to be materially different than those expressed in or implied by such forward - looking statements. Uncertainties and risks include, but are not limited to, the risk that the Company may face with respect to importing raw materials; increased competition; acquisitions; contract manufacturing arrangements; delays or failure in obtaining product approval from the U.S. Food and Drug Administration; general business and economic conditions; market trends; products development; regulatory and other approvals and marketing. More detailed information on these and additional factors that could affect the Company’s actual results are described in the Company’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10 - K and quarterly reports on Form 10 - Q, as well as its proxy statement. All forward - looking statements in this presentation speak only as of the date of this presentation and are based on the Company’s current beliefs, assumptions, and expectations. The Company undertakes no obligation to update or revise any forward - looking statement, whether as a result of new information, future events or otherwise. 2

Experienced Senior Management Team 3 With ANI Since Previous Affiliation Arthur S Przybyl President and CEO 2009 Akorn Stephen Carey VP, Finance and CFO 2016 Par Pharmaceutical James Marken SVP, Operations & Prod. Development 2007 Solvay Robert Schrepfer SVP, BD and Specialty Sales 2013 Healthcare Value Capital David Sullivan, PhD VP, Quality Operations 2014 Boston Scientific Ellen Camos VP, Regulatory Affairs 2012 Sandoz Mark Ginski, PhD VP, Corticotropin Development 2016 Mallinckrodt Karen Quinn, PhD VP, Corticotropin Regulatory Affairs 2017 Takeda

Building a Stable Base with Diversified Growth What we do: Acquire, develop, manufacture and commercialize GENERIC Rx products Acquire, manufacture and commercialize MATURE BRAND Rx products Provide high quality CONTRACT MANUFACTURING services to select clients Our strategy: Assemble a portfolio of limited competition / high barrier product opportunities Acquire previously approved A/NDA products to minimize development risk Control quality and own the manufacturing process when possible 4 ANI Objective Create long term shareholder value by building a sustainable and growing base business in Generic and Mature Brand Rx products while advancing a transformational opportunity to re - commercialize Cortrophin ® Gel and Cortrophin - Zinc ® . Cortrophin® and Cortrophin - Zinc® are registered trademarks subject to trademark protection and are owned by ANI Pharmaceuticals, Inc. and its consolidated subsidiaries

Three Platforms Form Strong Base Business

Generic Rx	• 23 commercial products • 2Q17 net revenues: $31.5M (+40% vs. PY; +19% vs.1Q17) • 71 Pipeline products – 40 previously approved and can be re-commercialized via CBE30 or Prior Approval Supplement • Addressable market of pipeline = $2.1B
Brand Rx	• 7 commercial products • 2Q17 net revenues: $11.7M (+56% vs. PY; +45% vs. 1Q17) • 5 Pipeline products – Cortrophin Gel, Cortrophin-Zinc, Vancocin® Oral Solution, Brethine® tablets and Testosterone Gel • Addressable market of pipeline = $1.6B
CMO	• 4 customers / 7 products • 2Q17 net revenues: $1.5M (+31% vs.PY; -15% vs. 1Q17)

Company estimates, IMS Health – July 2017

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Financial Highlights - 2Q and YTD 2017 Posted record quarterly Net Revenue, Adjusted non - GAAP EBITDA and Adjusted non - GAAP EPS 30 commercial product families as of June 30, 2017, up from 16 at the beginning of 2016 Quarterly net revenues increased 43% from prior year Quarterly adjusted non - GAAP EBITDA increased 24% from prior year (1) See Appendix A for US GAAP reconciliations 6 ($ in millions, except per share data) 2017 2016 2017 2016 Net revenues 44.8$ 31.3$ 81.4$ 51.9$ Net income 2.7$ 1.1$ 3.8$ 2.5$ GAAP earnings per diluted share 0.23$ 0.10$ 0.33$ 0.21$ Adjusted non-GAAP EBITDA (1) 19.1$ 15.4$ 33.8$ 26.8$ Adjusted non-GAAP diluted 0.98$ 0.75$ 1.72$ 1.28$ earnings per share (1) Three Months Ended Six Months Ended June 30, June 30,

Financial Highlights - 2Q Net Revenues Generic sales gains driven by eight products launched during 2016 Brand sales gains reflect the late February 2017 introduction of InnoPran XL ® and Inderal ® XL Contract manufacturing reflects timing and volume of customer orders 7 Note: Figures may not foot / cross - foot due to rounding. ($ in millions) 2017 2016 $ % Generic pharmaceutical products 31.5$ 22.5$ 9.0$ 40% Branded pharmaceutical products 11.7 7.5 4.2 56% Contract manufacturing 1.5 1.2 0.4 31% Contract services and other income 0.1 0.2 (0.1) -66% Total net revenues 44.8$ 31.3$ 13.4$ 43% Three Months Ended Variance June 30, to Prior Year

Financial Highlights - YTD Net Revenues Generic sales gains driven by eight products launched during 2016 Brand sales gains reflect April 2016 launch of Inderal ® LA and the late February 2017 introduction of InnoPran XL ® and Inderal ® XL Contract manufacturing reflects timing and volume of customer orders 8 Note: Figures may not foot / cross - foot due to rounding. ($ in millions) 2017 2016 $ % Generic pharmaceutical products 58.1$ 35.7$ 22.3$ 63% Branded pharmaceutical products 19.7 13.1 6.6 51% Contract manufacturing 3.3 2.6 0.8 30% Contract services and other income 0.3 0.5 (0.2) -45% Total net revenues 81.4$ 51.9$ 29.5$ 57% Six Months Ended Variance June 30, to Prior Year

2017 Guidance Forecast results projected to be driven by: Annualization and continued operational focus on maximizing 2016 launches Expansion of our brand revenues with the addition of InnoPran XL ® and Inderal ® XL Execution of 2017 generic product launches Increasing the investment in our Corticotropin re - commercialization project (1) See Appendix A for note regarding US GAAP reconciliations 9 ($ in millions except EPS figures) 2016 Actual Low High Low High Net Revenues 128.6$ 181.0$ 190.0$ 41% 48% Cost of sales as a percentage of revenues 33% 42% 44% n/a n/a (excluding impact of inventory step-up) Adjusted non-GAAP EBITDA (1) 61.1 73.1 77.2 20% 26% Adjusted non-GAAP diluted earnings per 2.96$ 3.58$ 3.94$ 21% 33% share (1) 2017 Guidance % Increase

$30 $56 $76 $129 $8 $27 $43 $61 7 10 16 25 30 0 5 10 15 20 25 30 $0 $30 $60 $90 $120 $150 $180 $210 2013 2014 2015 2016 2017 Net Revenues Adjusted EBITDA Commercial Products Growth Led by New Product Introductions 10 ($s millions) Net Revenues $181 - $190 Adj. EBITDA $73.1 - $77.2 * * 30 Commercial Products as of August 3, 2017 Guidance

11 Sales and Marketing Overview

Propranolol ER Capsules (AG) Generic Rx Product Portfolio 2016 & 2017 Product Introductions Diphenoxylate Atropine (June 2017) Erythromycin Ethylsuccinate Fenofibrate Capsules (AG) HC Cream, for rectal use Indapamide (April 2017) Lithium Carbonate ER (AG) Mesalamine Enema (AG) Nilutamide Tablets Oxycodone Capsules Pindolol (May 2017) 12 Continued broadening of our product offerings ▪ Twenty - three generic product families encompassing 46 SKUs ▪ $95.2 million of full year 2016 net sales (total Generic portfolio) ▪ $ 58.1 million of first half 2017 n et sales, up 63% vs. prior year (AG) = Authorized Generic

Generic Rx Product Portfolio Foundational Products (launched prior to 2016) 13 (AG) = Authorized Generic EE/MT Tablets Etodolac Capsules Flecainide Tablets Fluvoxamine Maleate Tablets (AG) HC Enema (AG) Methazolamide Tablets Metoclopramide Solution Nimodipine Capsules Opium Tincture Oxycodone Oral Solution Propafenone Tablets Vancomycin Capsules (AG)

Brand Rx Product Portfolio Lithobid ® Tablets Bipolar Disorder Vancocin ® Capsules C. difficile - Associated Diarrhea Cortenema ® U lcerative Colitis Reglan ® Tablets Gastroesophageal Reflux Inderal ® LA Capsules Hypertension ▪ $26.4 million of full year 2016 net sales ▪ $19.7 million first half 2017 net sales, up 51% vs. prior year 14

Brand Rx InnoPran XL ® and Inderal ® XL 15 Two additional hypertension brands acquired in first quarter 2017: Purchased on February 23, 2017, for approximately $51 million Generated combined sales of $23.3 million in 2016 according to IMS Health data (gross sales basis) Second quarter of 2017 was first full quarter of sales and gross profit contribution

Contract Manufacturing and Other 16 Contract manufacturing ▪ $5.5 million of full year 2016 and $3.3M of first half 2017 net revenues ▪ Four customers – Seven products and seventeen SKUs – Contract manufacturing and contract packaging Contract services and other ▪ $1.4 million of full year 2016 and $0.3M of first half 2017 net revenues ▪ Product development services, laboratory services, and royalties received

17 Business and Product Development Overview

Business Development Activity – Generic Products 18 NOTES DATE ANI MANUF APPROVED COST ($M) G e n e r i c s Commercial May-16 P P 1% and 2.5% HC Cream to date, 1 product commercialized Aug-15 $0.0 Rowasa® AG (Partnership with Meda) Commercial Jan-16 P $10.0 Lipofen® AG & P P $1.0 IDT Partnership (18 previously approved ANDAs) to date, 3 products commercialized Jul-15 P P Commercial Mar-15 P P $25.0 ANDA Basket 2 (22 previously approved ANDAs) (31 previously approved ANDAs) $4.5 Flecainide (flecainide tablets) to date, 3 products commercialized Jan-14 P P $12.5 ANDA Basket 1 Nimodipine & Omega (Partnership with Sofgen) Total $54.1 Nimodipine Commercial Omega in pipeline Aug-13 and Apr-14 $1.1

Business Development Activity – Brand Products

Brands		NOTES	DATE	ANI MANUF	APPROVED	COST ($M)
Brands	**Inderal® XL** (propranolol ER capsules)	Commercial	Feb-17		✓	$20.0
	InnoPran XL® (propranolol ER capsules)	Commercial	Feb-17		✓	$31.0
	Brethine® (terbutaline tablets)	Pipeline	Dec-16	✓	✓	$0.0
	Inderal® LA (propranolol ER capsules)	Commercial	Apr-16		✓	$60.0
	Cortrophin® Assets (corticotropin)	Pipeline	Jan-16		✓	$75.0
	Testosterone Gel (testosterone gel satchets)	Pipeline	May-15		✓	$0.0
	Vancocin® Assets (vancomycin HCl capsules, injectable, solution)	Capsules Commercial Inj & Solution in Pipeline	Aug-14		✓	$11.0
	Lithobid® (lithium carbonate tablets)	Commercial	Jul-14	✓	✓	$12.0
					Total	$209.0

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20 Product Development Pipeline Generic Product Pipeline 71 products – 40 can be re - commercialized via CBE30 or Prior Approval Supplement Addressable market of pipeline = $ 2.1B Brand Product Pipeline 5 products – Cortrophin Gel, Cortrophin - Zinc, Vancocin ® Oral Solution, Brethine ® tablets and Testosterone Gel; all are approved and can be re - commercialized via sNDA filing Addressable market of pipeline = $ 1.6B Cortrophin Assets NDA #008975 Purified Cortrophin Gel, 40 units/mL and 80 units/mL NDA #009854 Cortrophin - Zinc, 40 units/mL Drug Master File 4181 for corticotropin (withdrawn); API Process “know - how” (1) Based on Company estimates, and recent IMS and NSP Audit data ▪ 76 products in development ▪ ANI believes 45 can be commercialized via CBE30 or PAS ▪ Total combined market value: $3.7 billion (1)

Cortrophin - A Compelling Strategic Opportunity Regulatory and Development Considerations Approved NDAs/Discontinued Marketing: Clear and abbreviated pathway to re - commercialization Acquired: NDAs, DMF* and other documentation (e.g. batch records, historical data) 21 Value Creation Provides patients, payors and physicians with valuable therapeutic option Potential to generate substantial revenues and cash flow High risk - adjusted ROI and NPV Commercial Considerations $1B+ U.S. market opportunity today and growing Provides patients, prescribers and payors with valuable therapeutic alternative Broad label / concentrated prescriber base Durable assets: high barrier to generic entry, ANI’s products represent the last of the dormant corticotropin filings that were not withdrawn via Federal Register * DMF = drug master file

Cortrophin - Path to Re - Commercialization 22 Modernize Analytical Methods Manufacture API File sNDA Manufacture Drug Product Finalize Regulatory Strategy Engage FDA Source Pig Pituitary Build Dedicated ANI Team Acquisition Closed Key Steps • Establish pig pituitary supply chain • Successfully manufacture drug substance (API) • Develop/modernize analytical methods • Demonstrate process characterization (lot to lot consistency) • Manufacture drug product • Demonstrate comparability to historically manufactured product

Key Re-commercialization Milestones

	Duration	Status	Additional Details
Manufacture small-scale batch of corticotropin API	4 mos.	Complete	• Initial batch yields similar to historical yields • Analytical method development and testing ongoing • Initiate stability testing
Select drug product CMO	6 mos.	Ongoing	• Drug product CMO has been identified
Manufacture intermediate-scale batches of corticotropin API	2-3 mos. per batch	Ongoing	• Demonstrate lot to lot consistency • Further refine/modernize analytical methods and process • Establish API specifications
Type C meeting with FDA		Target 2H2017	• Present re-commercialization plan • Preliminary batch characterization and comparability data • Updated analytical methods
Manufacture demo batches of Cortrophin Gel	TBD	Target 2H2017	• Initiate formulation / fill / finish of drug product
Manufacture commercial-scale batches of corticotropin API	2-3 mos. per batch	Not started	• Process validation • Registration / Commercial batches • Initiate registration-enabling ICH stability studies
Manufacture registration batches of Cortrophin Gel	TBD	Not started	• Process validation • Registration / Commercial batches • Initiate registration-enabling ICH stability studies
Initiate registration stability for sNDA	6 mos.	Not started	• Six months of accelerated stability from drug substance and drug product batches at time of submission
sNDA submission	TBD	TBD	• PAS filing - PDUFA four month review time

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24 Manufacturing Overview

25 Manufacturing – Main Street Facility Location: Baudette, Minnesota ▪ 52,000 sq. ft. of manufacturing, packaging, and warehouse facilities ▪ Rx solutions, suspensions, topicals, tablets, and capsules ▪ DEA - licensed for Schedule II controlled substances ▪ 17,000 square feet of laboratory space for product development and analytical testing ▪ 5,500 square foot warehouse expansion includes additional schedule CII vault and CIII cage space (expected completion: September 2017) ▪ 2017 cap ex also includes powder fill line, liquid unit dose filling line, liquid packaging line, machinery and equipment upgrades and serialization capabilities

26 Manufacturing – IDC Road Facility Location: Baudette, Minnesota ▪ Fully - contained high potency facility with capabilities to manufacture hormone, steroid, and oncolytic products ▪ 47,000 square feet of manufacturing, packaging, and warehouse facilities ▪ 100 nano - gram per eight - hour time weighted average maximum exposure limit to ensure employee safety ▪ DEA Schedule IIIN capability ▪ Adding a low - humidity suite for processing and encapsulating moisture - sensitive compounds

Summary ANI is an integrated specialty generic pharmaceutical company with: ▪ Profitable base business generating organic growth ▪ Strong capital position ▪ Experienced management team ▪ US - based manufacturing assets and expertise ▪ 2017 Annual guidance (1) – Net revenues of $181 million to $190 million – Adjusted non - GAAP EBITDA (2) of $73.1 million to $77.2 million – Adjusted non - GAAP diluted earnings per share (2) of $3.58 to $3.94 ANI is focused on delivering value through: ▪ Partnerships and strategic alliances ▪ Accretive acquisitions ▪ Internal product development 27 (1) August 3, 2017 press release (2) See Appendix A for note regarding US GAAP reconciliations

28 Appendix A

U.S. GAAP Reconciliations 29 2017 2016 2017 2016 Net Income 2,681$ 1,125$ 3,833$ 2,471$ Add back Interest expense, net 3,025 2,830 5,957 5,612 Other expense, net 19 12 37 10 Provision for income taxes 1,269 1,227 1,792 2,767 Depreciation and amortization 7,101 5,956 13,807 10,565 Add back Stock-based compensation 1,807 2,217 3,193 3,322 Excess of fair value over cost of acquired inventory 3,210 2,078 4,745 2,078 Expenses related to transaction not consummated - - 477 - Adjusted non-GAAP EBITDA 19,112$ 15,445$ 33,841$ 26,825$ ANI Pharmaceuticals, Inc. and Subsidiaries Adjusted non-GAAP EBITDA Calculation and US GAAP to Non-GAAP Reconciliation (unaudited, in thousands) Three Months Ended June 30, Six Months Ended June 30,

U.S. GAAP Reconciliations 30 2017 2016 2017 2016 Net Income 2,681$ 1,125$ 3,833$ 2,471$ Add back Non-cash interest expense 1,774 1,757 3,566 3,482 Depreciation and amortization expense 7,101 5,956 13,807 10,565 Stock-based compensation 1,807 2,217 3,193 3,322 Excess of fair value over cost of acquired inventory 3,210 2,078 4,745 2,078 Expenses related to transaction not consummated - - 477 - Less Tax impact of adjustments (5,140) (4,443) (9,542) (7,195) Adjusted non-GAAP Net Income 11,433$ 8,690$ 20,079$ 14,723$ Diluted Weighted-Average Shares Outstanding 11,667 11,541 11,659 11,514 Adjusted non-GAAP Diluted Earnings per Share 0.98$ 0.75$ 1.72$ 1.28$ ANI Pharmaceuticals, Inc. and Subsidiaries Adjusted non-GAAP Net Income and Adjusted non-GAAP Diluted Earnings per Share Reconciliation (unaudited, in thousands, except per share amounts) Three Months Ended June 30, Six Months Ended June 30,

U.S. GAAP Reconciliations 31 Non - GAAP Financial Measures included in 2017 Guidance The Company's fiscal 2017 guidance for adjusted non - GAAP EBITDA and adjusted non - GAAP diluted earnings per share is not reconciled to the most comparable GAAP measure. This is due to the inherent difficulty of forecasting the timing or amount of items that would be included in a reconciliation to the most directly comparable forward - looking GAAP financial measures. Because a reconciliation is not available without unreasonable effort, it is not included in this presentation.